Description of the organization and principle activities	12 Months Ended
Dec. 31, 2019
Description of the organization and principle activities
Description of the organization and principle activities

1.Description of the organization and principle activities

(a)   Organization and Principal Activities

China Index Holdings Limited (“CIH” or the “Company”), formerly known as Selovo Investments Limited, is an exempted company with limited liability and was re-domiciled from the British Virgin Islands to the Cayman Islands on July 26, 2018. The Company separated from Fang Holdings Limited (“Fang” or the “Parent”) on June 11, 2019 (the “separation”), becoming an independent publicly traded company as a result of a pro rata distribution (the “distribution”) of all outstanding shares of CIH Class A ordinary shares to shareholders of Fang. On June 11, 2019, Fang’s shareholders of record received one share of CIH Class A ordinary shares for every one share of Fang ordinary shares held as of the record date. CIH ordinary shares began trading under the ticker symbol “CIH” on the NASDAQ on June 12, 2019.

The Company, through its wholly-owned subsidiaries and consolidated variable interest entity (“VIE”), offers real estate data and analytics tools to customers. The Company also offers customers, primarily real estate developers, one-stop marketing solutions to promote their brands and enable customers to post and market their commercial properties and lands through the Company’s online marketing portals. All of the Company’s operations are located in the People’s Republic of China (“PRC”) with nearly all of its customers located in the PRC.

(b)   Contractual Arrangements

In order to continue to operate its business after the separation of the Company from Fang in compliance with PRC regulatory requirements which restrict foreign ownership of value added telecommunications, CIH, through Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd ("WFOE"), which is a PRC operating entity of the Company, entered into a series of contractual agreements and arrangements ("VIE Agreements") with (1) Zhong Zhi Hong Yuan Information Technology Co., Ltd (“Zhong Zhi Hong Yuan”), a PRC legal entity, and (2) the shareholders of Zhong Zhi Hong Yuan, including Mr. Vincent Tianquan Mo, chairman of the board of directors and the controlling shareholder of the Company, and Ms. Yu Huang, director, chief executive officer and president of the Company.

Zhong Zhi Hong Yuan was established by Mr. Mo and Ms. Huang on June 11, 2018. The registered capital of Zhong Zhi Hong Yuan is RMB1.5 million. Zhong Zhi Hong Yuan obtained a license of telecommunications and information services, or ICP license on July 2, 2019, from the government in order to carry out commercial Internet content provision operations in China.

All of the equity interests of Zhong Zhi Hong Yuan are legally held by Mr. Mo and Ms. Huang. Both individuals are nominee equity holders of Zhong Zhi Hong Yuan and holding their equity interests on behalf of CIH. Through the VIE Agreements, the nominee equity holders of Zhong Zhi Hong Yuan have granted all their legal rights including voting rights and disposition rights of their equity interests in Zhong Zhi Hong Yuan to CIH. The nominee equity holders of Zhong Zhi Hong Yuan do not participate significantly in income and loss and do not have the power to direct the activities of Zhong Zhi Hong Yuan that most significantly impact its economic performance. Accordingly, Zhong Zhi Hong Yuan is considered a VIE.

CIH has a controlling financial interest in the VIE because CIH has (i) the power to direct activities of the VIE that most significantly impact the economic performance of the VIE; and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of the VIE that could potentially be significant to the VIE. Thus, CIH is the primary beneficiary of the VIE.

Under the terms of the VIE Agreements, CIH has (i) the right to receive economic benefits that could potentially be significant to the VIE in the form of service fees under the exclusive technical consultancy and services agreement; (ii) the right to receive all dividends declared by the VIE and the right to all undistributed earnings of the VIE; (iii) the right to receive the residual benefits of the VIE through its exclusive option to acquire 100% of the equity interests in the VIE, to the extent permitted under PRC law. Accordingly, the financial statements of the VIE are consolidated in the Company’s combined and consolidated financial statements.

Under the terms of the VIE Agreements, the VIE’s nominee equity holders have no rights to the net assets nor have the obligations to fund the deficit, and such rights and obligations have been vested to CIH. All of the equity (net assets) and net loss of the VIE are attributed to CIH.

The key terms of the VIE Agreements are as follows:

Equity Pledge Agreement.    Pursuant to the equity pledge agreement, each nominee equity holder of the VIE has pledged all of his or her equity interest in the VIE to guarantee the VIE’s performance under the exclusive technical consultancy and services agreement. If the VIE or its nominee equity holder breach their contractual obligations under this agreement, WFOE, as pledgee, will be entitled to certain rights regarding the pledged interests, including receiving proceeds from the auction or sale of all or part of the pledged interests of the VIE in accordance with the law. Each nominee equity holder of the VIE agrees that, during the term of the equity pledge agreement, he or she will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests without the prior written consent of WFOE. WFOE also has the right to receive dividends of the VIE from its nominee equity holder. The equity pledge agreements remain effective for 10 years commencing from June 11, 2018 and can be extended at the sole discretion of WFOE. The pledge was registered with the relevant local administration for industry and commerce in July 2018 and will remain binding until the VIE and their nominee equity holders discharge all their obligations under the contractual arrangements. The registration of the equity pledge enables the WFOE to enforce the equity pledge against third parties who acquire the equity interests of the VIE in good faith.

Shareholders’ Proxy Agreement.    Under the shareholders’ proxy agreement, the nominee equity holders agreed to irrevocably entrust WFOE to exercise their rights as the registered equity holders of the VIE to attend shareholders’ meetings, cast votes on all matters of the VIE requiring shareholder approval. WFOE may assign part or all of these proxy rights to its designated employees. WFOE will be indemnified for any loss under this agreement. This agreement will also be binding upon successors of the parties or transferees of the parties’ equity interests. This agreement will remain in effect until terminated upon written consent by all the parties to the agreement or by their successors.

Exclusive Technical Consultancy and Services Agreement.    Under the exclusive technical consultancy and services agreement among WFOE and the VIE, WFOE has the exclusive right to provide the VIE with technical services relating to its business. In exchange for these services, the VIE has agreed to make monthly payments to the service provider for such services at an amount determined by the time consumed, the seniority of employees of WFOE providing services to the VIE and amounts agreed by WFOE and the VIE for services provided. Without WFOE’s prior written consent, the VIE agrees not to accept the same or any similar services provided by any third party. WFOE own the intellectual property rights arising out of the performance of this agreement. The agreement has an original term of 10 years commencing from June 11, 2018 which can be extended by WFOE at their sole discretion, or can be terminated by WFOE upon 30 days’ advance notice.

Operating Agreement.    Under the operating agreement, WFOE has undertaken to enter into guarantee contracts with third parties, as required by third parties, to guarantee the performance of the VIE under its business contracts with third parties. In return, the VIE is required to pledge its accounts receivable and mortgage all of its assets as counter security to WFOE. Each of the VIE and the nominee equity holders has agreed not to enter into any transaction that would substantially affect the assets, rights, obligations or operations of the VIE without the prior written consent of WFOE. The agreement has an original term of 10 years which can be extended prior to the expiration with written confirmation from WFOE, or can be terminated by WFOE upon 30 days’ advance notice.

Exclusive Call Option Agreement.    Pursuant to the exclusive call option agreements, each equity holder of the VIE has irrevocably granted CIH and WFOE an exclusive option to purchase, or have its designated person or persons to purchase, at its discretion, to the extent permitted under PRC law, all or part of the equity interests in the VIE. The purchase price shall be the minimum price permitted under PRC law. Without CIH and WFOE’s prior written consent, the VIE shall not amend its articles of association, increase or decrease the registered capital, sell or otherwise dispose of its assets or beneficial interest, create or allow any encumbrance on its assets or other beneficial interests, provide any loans to any third parties, enter into any material contract with a value of more than RMB100,000 (except those contracts entered into in the ordinary course of business), conduct mergers or acquisitions or make any investments, or distribute dividends to the shareholders. Each shareholder of the VIE has agreed that, without CIH and WFOE’s prior written consent, he or she will not dispose his or her equity interests in the VIE or create or allow any encumbrance on their equity interests. Moreover, without CIH and WFOE’s prior written consent, no dividend will be distributed to the VIE’s equity holders, and if any of the equity holders receives any profit, interest, dividend or proceeds of share transfer or liquidation, the equity holder must give such profit, interest, dividend and proceeds to CIH and WFOE or their designated person(s). The agreement has an original term of 10 years commencing from June 11, 2018 which can be extended at the sole discretion of CIH and WFOE.

Loan Agreement.    Pursuant to the loan agreement among WFOE and the equity holders of the VIE, WFOE made loans in an aggregate amount of RMB1.5 million to the equity holders of the VIE solely for making contributions to the business development of the VIE. Pursuant to the loan agreement, the equity holders of the VIE shall repay the loan by transfer of all his or her equity interest in the VIE to WFOE or their designated person(s). The equity holders of the VIE must pay all of the proceeds from sale of such equity interests to WFOE. The loan must be repaid immediately under certain circumstances, including, among others, if a foreign investor is permitted to operate the value added telecommunication service business and CIH and WFOE elect to exercise its exclusive equity purchase option. The loan agreement has an original term of 10 years commencing from June 11, 2018 which will be automatically extended until WFOE agree and is permitted to directly hold the equity interest of the VIE under applicable laws of the PRC. The equity holders of the VIE shall not repay such loans in advance unless it is otherwise provided in this agreement.

The Company relies on the VIE Agreements to operate and control the VIE. All of the VIE Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in China. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements. In the event that the Company is unable to enforce these contractual arrangements, or if the Company suffers significant delay or other obstacles in the process of enforcing these contractual arrangements, it may not be able to exert effective control over the VIE and relevant rights and licenses held by it which the Company requires in order to operate its business, and its ability to conduct its business may be negatively affected.

In the opinion of management, based on the legal opinion obtained from the Company's PRC legal counsel, the above contractual arrangements are legally binding and enforceable and do not violate current PRC laws and regulations. However, there are uncertainties regarding the interpretation and application of existing and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and the VIE Arrangements are found to be in violation of any existing or future PRC laws and regulations, the PRC government could:

(a)	revoking the business and operating licenses of the Company;
(b)	levying fines on the Company;
(c)	confiscating any of the income that they deem to be obtained through illegal operations;
(d)	shutting down the Company’s services;
(e)	discontinuing or restricting the Company’s operations in China;
(f)	imposing conditions or requirements with which the Company may not be able to comply;
(g)	requiring the Company to change its corporate structure and contractual arrangements;
(h)	restricting or prohibiting the use of the proceeds from overseas offering to finance the Company’s VIE’s business and operations; and
(i)	taking other regulatory or enforcement actions that could be harmful to the Company’s business.

If the imposition of any of these penalties or requirement to restructure the Company’s corporate structure causes it to lose the rights to direct the activities of the VIE or the Company’s right to receive its economic benefits, the Company would no longer be able to consolidate the financial results of the VIE in its combined and consolidated financial statements. In the opinion of management, the likelihood of deconsolidation of the VIE is remote based on current facts and circumstances.

The Company’s involvement with VIE under the VIE Agreements affected the Company’s combined and consolidated financial position, results of operations and cash flows as indicated below. All intercompany transactions and balances with the Company and its wholly-owned subsidiaries have been eliminated upon consolidation.

The assets and liabilities of the VIE that were included in the accompanying combined and consolidated financial statements as of December 31, 2018 and 2019 are as follows:

	As of December 31,
	2018	2019
Total assets	1,429	1,113
Total liabilities	63	452

The financial performance and cash flows of the VIE that were included in the accompanying combined and consolidated financial statements for the years ended December 31, 2018 and 2019 are as follows:

	For the Year Ended December 31,
	2018	2019
Revenues	—	26
Net loss	(134)	(705)
Net cash used in operating activities	(71)	(318)
Net cash provided by financing activities	1,500	—

Net cash provided by financing activity represents capital injection in the VIE by nominee equity holders, which was eliminated upon consolidation.

In accordance with the VIE Agreements, CIH has the power to direct the activities of the VIE. Therefore, the Company considers that there are no assets in the VIE that can be used only to settle obligations of the VIE, except for the registered capital of the VIE in the amount of RMB1,500 as of December 31, 2019. None of the assets of the VIE have been pledged or collateralized. The creditors of the VIE do not have recourse to the general credit of CIH and WFOE.